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                                                                    EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, David L. Gamsey, Chief Financial Officer of Innotrac Corporation (the "Company"), certify, pursuant to 18 U.S.C. ss.1350 as adopted by ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 14, 2003           /s/ David L. Gamsey
                              --------------------
                              David L. Gamsey
                              Senior Vice President, Chief Financial Officer and
                              Secretary



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO INNOTRAC CORPORATION AND WILL BE RETAINED BY INNOTRAC CORPORATION AND FURNISHED TO THE SECURITIES & EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.